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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 2054960

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2004

Bi-Optic Ventures Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada         000-49685                     N/A

(State or other           (Commission File Number)  (IRS Identification No.)

 jurisdiction of

 incorporation)

1030 West Georgia Street, #615, Vancouver, British Columbia, Canada  V6E 2Y3

 (Address of principal executive offices)                (Zip or Postal Code)

____________________604-689-2646___________________

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name or former address, if changes since last report)

Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

--- No Disclosure Necessary ---

Item 4.  Changes in Registrant's Certifying Accountant.

         a. 1.  Previous Independent Accountants:

                i.  On 3/15/2004, the Registrant’s independent auditor,

                    J.A. Minni & Associates (“Minni”), resigned as its

                    independent auditor.

               ii.  The accountant's reports of Minni as of and for the years ended 2/28/2003 and 2/28/2002 did not contain any adverse

                    opinion or disclaimer of opinion, but were qualified as

                    to the uncertainty of the Company's ability to continue

                    as a going concern.

              iii.  The Board of Directors has accepted the resignation of

                    Minni.

               iv.  During the fiscal years ended 2/28/2003 and 2/28/2002 and during the subsequent interim period through the date of

                    the resignation, there were no disagreements with Minni on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

                v.  Minni has not advised the Company of any reportable

                    events as defined in paragraph (A) through (D) of

                    Regulation S-K Item 304 (a) (1) (v).

            2.  New Independent Accountants:

                The Company has engaged Manning Elliott as its independent auditors to provide the requisite audit services for the

                Company.  This firm commenced its engagement effective

                3/15/2004 as requested and approved by the Company’s Board of

                Directors.  At the time of reporting there has been no need to consult the new auditor on any matters relating to Item

                304 (2)(i) or any events as defined in paragraph (A) through

                (D) of Item 304 (2)(ii).  The Registrant did not consult with

                Manning Elliott, Chartered Accountants on any matter at any time prior to the engagement.

            3.  See attached letter from Minni; Item #7, exhibit No. 6.

         b. No conditions in paragraphs (b)(1) through (b)(3) of this Item exist to report.

Item 5.  Other Events and Regulation FD Disclosure.

Item 6.  Resignations of Registrant's Directors.

          --- No Disclosure Necessary ---

Item 7.  Financial Statements and Exhibits.

     Exhibit No. 16.1  Notice of Change of Auditor

     Exhibit No. 16.2  Letter to J.A. Minni & Associates Inc.

     Exhibit No. 16.3  Letter to Manning Elliott

     Exhibit No. 16.4  Manning Elliott Letter to Company regarding Notice

     Exhibit No. 16.5  J.A. Minni & Associates Letter to Company re: Notice

     Exhibit No. 16.6  J.A. Minni & Associates Letter to Company re: Form 8-K

Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.

Item 10.  Amendments to the Registrant’s Code of Ethics or Waiver of a

          Provision of the Code of Ethics.

Item 11.  Temporary Suspension of Trading Under Registrant’s

          Employee Benefit Plans

Item 12.  Results of Operations and Financial Condition

          --- No Disclosure Necessary ---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004    Bi-Optic Ventures Inc._______________________________

                        (Registrant)

/s/ Harry Chew_______________________________________________________________

(Signature)

(Harry Chew, President/Director)

Exhibit 16.1

BI-OPTIC VENTURES INC.

Suite 615 – 1030 West Georgia Street, Vancouver, B.C. V6E 2Y3

PH:  (604) 689-2646      FAX: (604) 689-1289

TO THE SHAREHOLDERS:

NOTICE OF CHANGE OF AUDITOR

It is proposed that the Company will change its auditor from J.A. Minni & Associates Inc., Chartered Accountants, of 750 West Pender Street, Suite 1104, Vancouver, British Columbia, to Manning Elliott, Chartered Accountants, of 1050 West Pender Street, 11th Floor, Vancouver, British Columbia.  The former auditor J.A. Minni & Associates Inc. has resigned effective March 15, 2004, at the Company’s request.

There are no reservations in any auditor's reports, no reportable disagreements between the Company and J.A. Minni & Associates Inc. and there have been no qualified opinions or denials of opinions by J.A. Minni & Associates Inc. in connection with the audits of the Company's two most recently completed fiscal years or any subsequent period.

This Notice, together with the required response letters from each of J.A. Minni & Associates Inc. and Manning Elliott have been reviewed by the Company’s Board of Directors.

The resignation of J.A. Minni & Associates Inc. and the recommendation to appoint Manning Elliott as successor auditor has been approved by the Company’s Board of Directors.

DATED this 18th day of March, 2004.

BI-OPTIC VENTURES INC.

Per: “Sonny Chew”

      Sonny Chew, Director

Exhibit 16.2

BI-OPTIC VENTURES INC.

Suite 615 – 1030 West Georgia Street, Vancouver, B.C. V6E 2Y3

PH:  (604) 689-2646      FAX: (604) 689-1289

March 18, 2004

J.A. Minni & Associates Inc.

Chartered Accountants

750 West Pender Street Suite 1104

Vancouver, BC  V6C 2T8

Dear Sirs:

Re: Change in Auditors

Please accept this letter as our request for your resignation as our auditor effective March 15, 2004.

We enclose a copy of a proposed Notice of Change of Auditor and form of letter addressed to the British Columbia Securities Commission, Alberta Securities Commission, Manning Elliott and us to be provided by your firm as the Company’s former auditor as required by National Policy #31.  If acceptable, please provide to our lawyer, Brian C. Irwin, at DuMoulin Black, 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5, five signed copies of your letter no later than 10 days from the date hereof.

Your cooperation is appreciated.

Yours very truly,

BI-OPTIC VENTURES INC.

Per: “Sonny Chew”

      Sonny Chew, Director

Exhibit 16.3

BI-OPTIC VENTURES INC.

Suite 615 – 1030 West Georgia Street, Vancouver, B.C. V6E 2Y3

PH:  (604) 689-2646      FAX: (604) 689-1289

March 18, 2004

Manning Elliott

Chartered Accountants

1050 West Pender Street 11th Floor

Vancouver BC  V6E 3S7

Dear Sirs:

Re: Change in Auditors

Please accept this letter as confirmation of our understanding that J.A. Minni & Associates, Chartered Accountants, have resigned as our auditor effective March 15, 2004 and that you have agreed to become our new auditor.

We enclose a copy of a proposed Notice of Change of Auditor and form of letter addressed to the British Columbia Securities Commission, Alberta Securities Commission, J.A. Minni & Associates Inc. and us to be provided by your firm as the Company’s new auditor as required by National Policy #31.  If acceptable, please provide to our lawyer, Brian C. Irwin, at DuMoulin Black, 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5, five signed copies of your letter no later than 10 days from the date hereof.

Your cooperation is appreciated.

Yours very truly,

BI-OPTIC VENTURES INC.

Per: “Sonny Chew”

      Sonny Chew, Director

Exhibit 16.4

Exhibit 16.5

J. A. MINNI & ASSOCIATES INC.

  SUITE 1104-750 WEST PENDER STREET

CERTIFIED GENERAL ACCOUNTANT

   VANCOUVER, BRITISH COLUMBIA

                                  CANADA V6C 2T8

Jerry A. Minni, C.G.A. *

Geoffrey S. V. Pang, C.G.A., FCCA **

                TELEPHONE:  (604) 683-0343

                               FAX:  (604) 683-4499

*   Incorporated Professional

** Associate

March 19, 2004

British Columbia Securities Commission

#500-701 West Georgia Street P.O. Box 10142,

Pacific Centre Vancouver, B.C. V7Y 1L2

and

Alberta Securities Commission

300 – 5th  Avenue S.W. 4th  Floor,

Calgary, Alberta T2P 3C4

and

Manning Elliott

Chartered Accountants

1050 West Pender Street 11th  Floor

Vancouver, B.C. V6E 3S7

and

Bi-Optic Ventures Inc.

1030 West Georgia Street Suite 615

Vancouver, B.C. V6E 2Y3

Dear Sirs:

RE:       BI-OPTIC VENTURES INC. (the “Company”)

As  required  by  National  Policy  No.  31,  I  have  reviewed  the  information  contained  in  the  Company’s Notice of Change of Auditor dated March 18, 2004 and I do not disagree with the information contained in such notice.

My understanding is that the notice will read as follows:

“It is proposed that the Company will change its auditor from J.A. Minni & Associates Inc., Certified General Accountant of 750 West Pender Street, Suite 1104, Vancouver, British Columbia, V6C 2T8 to Manning Elliott, chartered Accountants, 1050 West Pender Street, 11th Floor, Vancouver, British Columbia, V6E 3S7. The former auditor J.A. Minni & Associates Inc. has resigned effective March 15, 2004, at the Company’s request, as the Company decided to use the services of Manning Elliott.

There are no reservations in the auditor’s reports, no reportable events and there have been no qualified opinions or denials of opinions by J.A. Minni and Associates Inc. in connection with the audits of the Company’s two most recently completed fiscal years or and subsequent period.

This Notice, together with the required response letters from each of J.A. Minni & Associates Inc. and Manning Elliott have been reviewed by the Company’s Board of Directors.

The resignation of J.A, Minni & Associates Inc. and the recommendation to appoint Manning Elliott as successor auditor has been approved by the Company’s Board of Directors.”

I understand that the Notice of Change of Auditor, along with this letter and a similar letter from Manning Elliott will be provided to the Company’s registered shareholders with the meeting materials relating to the Company’s next general meeting of shareholders.

Yours, very truly,

J.A. MINNI & ASSOCIATES INC.

Per:

“J.A. Minni & Associates Inc.”

Exhibit 16.6

J. A. MINNI & ASSOCIATES INC.

  SUITE 1104-750 WEST PENDER STREET

CERTIFIED GENERAL ACCOUNTANT

   VANCOUVER, BRITISH COLUMBIA

                                  CANADA V6C 2T8

Jerry A. Minni, C.G.A. *

Geoffrey S. V. Pang, C.G.A., FCCA **

                TELEPHONE:  (604) 683-0343

                               FAX:  (604) 683-4499

*   Incorporated Professional

** Associate

March 23, 2004

Securities and Exchange Commission

Washington, D.C.  20549

Dear Sirs:

RE:       BI-OPTIC VENTURES INC.

I have read Item 4 (a) (1) of the Current Report on Form 8-K of Bi-optic Ventures Inc. dated March 23,

2004, and I agree with the statements contained therein insofar as they relate to my firm.

Yours truly

J.A. MINNI & ASSOCIATES INC.

“J.A. MINNI”

Jerry A. Minni